UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017 (July 12, 2017)

BioTelemetry, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55039	46-2568498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Cedar Hollow Road Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 729-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 12, 2017, BioTelemetry, Inc. (“BioTelemetry” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) regarding, among other things, that on July 12, 2017, Cardiac Monitoring Holding Company, LLC (“Cardiac”), a Delaware limited liability company and a wholly owned subsidiary of BioTelemetry, completed the settlement of the public tender offer (the “Offer”) to acquire the LifeWatch AG (“LifeWatch”) shares. At settlement, Cardiac paid aggregate consideration of 3,615,840 shares of BioTelemetry Common Stock and cash in the amount of CHF 159,283,341. As a result of the Offer, Cardiac became the majority owner of LifeWatch, acquiring approximately 97.0% of LifeWatch shares. Cardiac intends to acquire the remaining untendered LifeWatch Shares pursuant to a short-form merger or a squeeze-out procedure in accordance with Swiss law and takeover regulation. Through September 13, 2017, Cardiac purchased 191,114 additional shares of LifeWatch for cash consideration of CHF 2,900,636.

This amendment to the Original 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of LifeWatch for the years ended December 31, 2016, 2015 and 2014 and the related notes and the unaudited financial statements of LifeWatch as of March 31, 2017 and December 31, 2016, and for the three months ended March 31, 2017 and 2016 and the related notes are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated by reference into this Item 9.01.

(b) Pro-Forma Financial Information

Unaudited pro forma condensed combined financial information, which include a pro forma condensed combined balance sheet as of March 31, 2017 and pro forma condensed combined statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 and the notes related thereto, are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

23.1	Consent of independent auditors.

99.1	Audited financial statements of LifeWatch for the years ended December 31, 2016, 2015 and 2014 and the related notes to such financial statements.

99.2	Unaudited financial statements of LifeWatch as of March 31, 2017 and December 31, 2016, and for the three months ended March 31, 2017 and 2016 and the related notes to such financial statements.

99.3

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2017 and pro forma condensed combined statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of independent auditors

99.1	Audited financial statements of LifeWatch for the years ended December 31, 2016, 2015 and 2014 and the related notes to such financial statements.

99.2	Unaudited financial statements of LifeWatch as of March 31, 2017 and December 31, 2016, and for the three months ended March 31, 2017 and 2016 and the related notes to such financial statements.

99.3

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of March 31, 2017 and pro forma condensed combined statements of operations for the year ended December 31, 2016 and the three months ended March 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2017	BioTelemetry, Inc.

	By:	/s/ Heather Getz
Heather Getz
Executive Vice President and Chief Financial Officer